Exhibit 10.1

TENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This TENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the “Amendment”) dated November 30, 2011, is entered into by and among MISCOR GROUP, LTD., an Indiana corporation (“MISCOR”), MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation (“MIS”), and HK ENGINE COMPONENTS, LLC, an Indiana limited liability company (“HK” and together with MISCOR and MIS, the “Borrowers” and each a “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division.

RECITALS

The Lender and the Borrowers are parties to a Credit and Security Agreement dated January 14, 2008, as amended (the “Credit Agreement”).

The Borrowers have requested that the Lender make an additional term loan and extend the term of the Credit Agreement, which the Lender is willing to do pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement shall be amended by adding or amending, as the case may be, the following defined term to read as follows:

“EBITDA” means, with respect to any fiscal period, the Borrowers’ consolidated net income (or loss), minus extraordinary gains, interest income, non-operating income and income tax benefits and decreases in any change in LIFO reserves, plus non-cash extraordinary losses, Interest Expense, income taxes, depreciation and amortization and increases in any change in LIFO reserves for such period, in each case, determined on a consolidated basis in accordance with GAAP.

“Fixed Charges” means, with respect to any fiscal period and with respect to the Borrowers as determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) cash Interest Expense paid during such period (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense), (b) principal payments paid in cash during such period in respect of Borrowers’ obligations for borrowed money or amounts evidenced by notes or similar instruments, including, without limitation, cash payments with respect to Capital Leases, cash payments made to Subordinated Creditors (other than the cash payment to the Subordinated Creditors made on or about October 7, 2011 in the aggregate amount of not more than $950,000) and payments on the Term Note, but excluding principal payments made with respect to the Credit Facility, and (d) all dividends and distributions (other than Pass-Through Tax Liabilities) paid in cash during such period.

“Fixed Charge Coverage Ratio” means, with respect to the Borrowers for any period, the ratio of (i) EBITDA for such period, minus (a) Non-Financed Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period, (b) cash taxes paid during such period, to the extent greater than zero, and (c) all distributions for Pass-Through Tax Liabilities to (ii) Fixed Charges for such period.

“Interest Expense” means, for any period, the aggregate of the interest expense of the Borrowers for such period, determined on a consolidated basis in accordance with GAAP.

“Maturity Date” means July 31, 2013.

“Non-Financed Capital Expenditures” means Capital Expenditures not financed by the seller of the capital asset, by a third party lender or by means of any extension of credit by Lender other than by means of an Advance under the Credit Facility;

“Pass-Through Tax Liabilities” means the amount of state and federal income tax paid or to be paid by an Owner of a Borrower on taxable income earned by such Borrower and attributable to such Owner as a result of such Borrower’s “pass-through” tax status, assuming the highest marginal income tax rate for federal and state (for the state or states in which any Owner is liable for income taxes with respect to such income) income tax purposes, after taking into account any deduction for state income taxes in calculating the federal income tax liability and all other deductions, credits, deferrals and other reductions available to such Owners from or through such Borrower.

2. Amendment of Section 2.17 and Section 2.18. Section 2.17 and Section 2.18 shall be amended to read as follows:

Section 2.17 Term Advance. On or about April 15, 2008, the Lender made an advance to the Borrowers under this Section 2.17 in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Existing Term Advance”), which Existing Term Advance is secured by the Collateral as provided in Article III and the Mortgage. The Lender agrees, subject to the terms and conditions of this Agreement, to make a single advance to the Borrowers on the date the conditions in Paragraph 7 of the Tenth Amendment and the applicable conditions of Section 4.1 hereof have been satisfied (the “Term Advance”) in the amount of One Million Dollars ($1,000,000), the proceeds of which shall be used in part, to satisfy the Existing Term Advance. The Borrowers’ joint and several obligation to pay the Term Advance shall be evidenced by the Term Note and shall be secured by the Collateral as provided in Article III and the Mortgage. Upon fulfillment of the applicable conditions set forth herein, the Lender shall disburse the proceeds of the Term Advance in the manner specified in Section 2.2(d).

Section 2.18 Payment of Term Note. The outstanding principal balance of the Term Note shall be due and payable as follows:

(a) In equal monthly installments of Twenty Seven Thousand Seven Hundred Seventy Eight Dollars ($27,778), commencing on December 1, 2011, and on the 1st day of each month thereafter;

(b) If Lender at any time obtains an appraisal of the Borrowers’ Equipment the value of which was used to determine the amount of the Term Advance (the “Subject Equipment”) as permitted under Section 6.9(d) herein, and the appraisal shows the aggregate outstanding principal balance of the Term Note to exceed one hundred percent (100%) of the Net Forced Liquidation Value of the Subject Equipment, then the Borrowers, upon demand by Lender, shall in Lender’s discretion either make additional monthly principal payments in an amount equal to the amount of such excess divided by twelve (12) months, or immediately prepay the Term Note in the amount of such excess, in each case together with any prepayment or contracted funds breakage fee due pursuant to Section 2.8;

(c) All prepayments of principal with respect to the Term Note shall be applied to the most remote principal installment or installments then unpaid.

(d) On the Termination Date, the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

3. Amendment of Section 6.2(a). Section 6.2(a) of the Credit Agreement shall be amended to read as follows:

Section 6.2 Financial Covenants.

(a) Stop Loss. The Borrowers will not incur a Net Loss during any fiscal year-to-date period, as determined as of the end of each fiscal month ending on or after January 31, 2012, in excess of Two Hundred Fifty Thousand Dollars ($250,000).

(b) Capital Expenditures. The Borrowers collectively, will not incur or contract to incur Capital Expenditures of more than Six Hundred Thousand Dollars ($600,000) during any fiscal year ending on or after December 31, 2011.

(c) Fixed Charge Coverage Ratio. The Borrowers will maintain a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 as of the end of each fiscal month for the twelve (12) months then ended, commencing with the fiscal month ending March 31, 2012.

(d) Minimum Net Income. For the fiscal year ending on December 31, 2011, the Borrowers will achieve during such year Net Income of not less than the Five Hundred Thousand Dollars ($500,000).

4. Extension and Amendment of Subordinated Debt. The Borrowers have advised the Lender that (i) each of BDeWees, Inc. and XGen III, Ltd. (the “3D Subordinated Creditors”) have agreed to extend the terms of their respective notes receivable from MIS and MISCOR pursuant to the terms of those certain Loan Extension and Modification Agreements dated as of the date hereof between each of the 3D Subordinated Creditors and the Borrowers and a Second Amended and Restated Promissory Note (Secured by Personal Property) dated as of the date hereof in the original principal amount of $2,000,000.00 issued to each of the 3D Subordinated Creditors thereunder, in the forms attached hereto as Exhibit B -1 (the “3D Modification Agreements”) and (ii) John Martell (“Martell” and together with the 3D Subordinated Creditors, the “Subordinated Creditors”) has agreed to extend the terms of his note receivable from MIS and MISCOR pursuant to the terms of that certain Mutual Release dated November 30, 2011 among John and Bonnie Martell, Martell Electric, LLC, and Ideal Consolidated, Inc. (the “Martell Parties”) and MISCOR and an Amended Promissory Note (Secured) dated as of the date hereof in the original principal amount of $1,680,094.60 issued to Martell thereunder, in the forms attached hereto as Exhibit B-2 (the “Martell Modification Agreements” and together with the 3D Modification Agreements, the “Modification Agreements”). Lender hereby consents to the terms of the Modification Agreements, provided the Subordinated Creditors enter into Subordination Agreements in favor of Lender, all on terms acceptable to the Lender in its sole discretion.

5. Amendment of Notice Information. The Credit Agreement is further amended by amending the notice information set forth on the signature pages to the Credit Agreement for both the Borrowers and the Lender, as follows:

MISCOR Group, Ltd.

800 Nave Road SE

Massillon, Ohio 44646

Telecopier: 330/830-3522

Attention: Michael Moore

e-mail: mmoore@magnetech.com

Wells Fargo Bank, National Association

MAC N2814-220

150 South Wacker Drive, Suite 2200

Chicago, IL 60606-4204

Telecopier: 312/444-9423

Attention: Daniel J. Manella

e-mail: Daniel.J.Manella@wellsfargo.com

6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

7. Accommodation Fee. The Borrowers shall pay to the Lender a fully earned, non-refundable fee in the amount of Fifty Thousand Dollars ($50,000) in consideration of the Lender’s execution of this Amendment.

8. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a) The replacement Term Note in the form of Exhibit A attached hereto duly executed by the Borrowers (the “Replacement Note”).

(b) Subordination Agreements from the Subordinated Creditors, with regard to the indebtedness of the Borrowers to the Subordinated Creditors as modified by the Modification Agreements, all on terms acceptable to the Lender, duly executed by each of such Subordinated Creditors.

(c) With respect to each Borrower, a Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors or manager, as applicable, of the Borrower approving the execution and delivery of this Amendment and the Replacement Note, (ii) the fact that the Constituent Documents of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower’s secretary issued in connection with the original execution of the Credit Agreement, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been previously certified to the Lender as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

(d) Such other matters as the Lender may require.

9. Representations and Warranties. Each Borrower (as to such Borrower) hereby represents and warrants to the Lender as follows:

(a) The Borrower has all requisite power and authority to execute this Amendment and the Replacement Note, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

(b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Constituent Documents of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

10. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

11. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

12. Release. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

13. Fees, Costs and Expenses. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all reasonable fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

14. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

Signatures appear on following page

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MISCOR GROUP, LTD.		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:		By:
	Michael P. Moore, Chief Executive Officer		Daniel J. Manella, Vice President

MAGNETECH INDUSTRIAL SERVICES, INC.

By:
Michael P. Moore, Chief Executive Officer

HK ENGINE COMPONENTS, LLC

By:
Michael P. Moore, Chief Executive Officer

Exhibit A

to Tenth Amendment to Credit and Security Agreement

TERM NOTE

$1,000,000.00	November 30, 2011

For value received, the undersigned, MISCOR GROUP, LTD., an Indiana corporation (“MISCOR”), MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation (“MIS”), and HK ENGINE COMPONENTS, LLC, an Indiana limited liability company (“HK” and together with MISCOR and MIS, the “Borrowers” and each a “Borrower”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, on the Termination Date set forth in the Credit and Security Agreement dated January 14, 2008, as amended, that was entered into by the Lender and the Borrowers (as amended from time to time, the “Credit Agreement”), at Lender’s office located at Milwaukee, Wisconsin, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000) or the aggregate unpaid principal amount of the Term Advance made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Term Note is fully paid at the rate from time to time in effect under the Credit Agreement.

This Term Note is the Term Note referred to in the Credit Agreement, and is subject to the terms of, the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Term Note may be prepaid only in accordance with the terms of the Credit Agreement. This Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrowers hereby agree to pay all costs of collection, including reasonable attorneys’ fees and legal expenses in the event this Term Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

MISCOR GROUP, LTD.

By:
Name:	Michael P. Moore
Its:	Chief Executive Officer

MAGNETECH INDUSTRIAL SERVICES, INC.

By:
Name:	Michael P. Moore
Its:	Chief Executive Officer

HK ENGINE COMPONENTS, LLC

By:
Name:	Michael P. Moore
Its:	Chief Executive Officer

Exhibit B-1

to Tenth Amendment to Credit and Security Agreement

3D Modification Agreements

LOAN EXTENSION AND MODIFICATION AGREEMENT

THIS AGREEMENT, (“Agreement”) made on November 30, 2011, at Canton, Ohio, by and among Magnetech Industrial Services, Inc. (“Magnetech”), an Indiana corporation, and MISCOR Group, Ltd. (“MISCOR”), an Indiana corporation, both with an address at 800 Nave Road, SE, Massillon, Ohio 44646 (collectively, “Borrowers”, and sometimes individually a “Borrower”) and BDeWees, Inc. (“Lender”), an Ohio corporation with an address at 6424 Selkirk Circle NW, Canton, Ohio 44718.

RECITALS:

A. On or about November 30, 2007, Borrowers and Lender closed on a transaction (the “Transaction”) in which, among other things, Borrowers became indebted, jointly and severally, to Lender in the amount of $2,000,000.00, as evidenced by Borrowers’ promissory note dated November 30, 2007, for the principal amount of $2,000,000.00, executed and delivered to Lender and payable to it or its order, which contained additional terms and provisions, which such note was amended and restated on December 1, 2010 (collectively, the “Note”).

B. Borrowers’ indebtedness to Lender as of the date hereof under all of the terms of the Note is $2,000,000.00, plus any interest accrued on the Note since Borrowers’ last payment of interest on the Note. Borrowers are not delinquent on payment of interest.

C. As used in this Agreement, the term “Indebtedness” will mean Borrowers’ indebtedness to Lender under the Second Amended Note (defined herein) – including principal, interest, and all other amounts which Borrowers now and in the future may owe to Lender under the terms of the Second Amended Note – together with any additional amounts Borrowers and either of them may owe now or in the future to Lender pursuant to the terms of any of the other documents the parties executed as a part of or in connection with the said closing of the Transaction or as a part of the Loan Modification (defined below), including this Agreement.

D. Borrowers wish to extend the time for Borrowers to repay the $2,000,000.00 presently owed to Lender in exchange for additional payments of principal, a first priority interest in certain collateral (subject to the prior interests of Wells Fargo Bank, National Association (“Wells Fargo”), and certain other changes (the “Loan Modification”).

AGREEMENT:

THEREFORE, in consideration of the foregoing and of the mutual agreements set forth herein, the parties agree as follows:

1. Incorporation of Recitals. All of the recitals set forth above, including the definitions, are incorporated herein by reference.

2. Second Amendment and Restatement of Note. The Note will be amended and restated as set forth in the form of the Second Amended and Restated Promissory Note, labeled as Exhibit A, attached and incorporated herein by reference (the “Second Amended Note”).

3. Continued Effect of Intercreditor Agreement and Cross-Default. XGen III, Ltd. (“XGen”), an Ohio limited liability company, was also a party to the Transaction in 2007, received its own promissory note from Borrowers, entered into a commercial security agreement to secure said note, and filed a UCC-1 financing statement, just like Lender. In order to memorialize their respective rights and obligations, Lender and XGen entered into an Intercreditor Agreement dated November 30, 2007 (the “Intercreditor Agreement”). All provisions of the Intercreditor Agreement shall remain in full force and effect notwithstanding the Loan Modification; provided, however, that references in the Intercreditor Agreement to the BDeWees Note, the BDeWees Security Agreement, the XGen Note, and the XGen Security Agreement will now refer to, respectively, the Second Amended Note, the XGen Note as amended in connection with loan modifications identical to those for Lender (XGen’s own loan extension and modification agreement with Borrowers, which contains those identical modifications, will sometimes be referred to herein as the “XGen Loan Modification”) and the BDeWees Security Agreement and the XGen Security Agreement, respectively, as amended. Any default under any one of the following four documents – the Second Amended Note, the BDeWees Security Agreement, as amended, the XGen Note as amended in connection with the XGen Loan Modification, and the XGen Security Agreement, as amended – shall also constitute a default under the remaining three of those documents.

4. Special Repayments Expected to Reduce Principal Payments. As a part of the Loan Modifications, Borrowers and Lender further agree that Borrowers shall be required to make certain extra payments of principal to Lender on the Second Amended Note (each a “Special Repayment”) as follows:

(a) Scheduled Special Repayments. Borrowers shall make Special Repayments on the dates and in the amounts set forth below:

(i) November 30, 2011- $316,666;

(ii) December 29, 2011- $300,000; and

(iii) No later than June 30, 2012- $250,000.

In addition to the Special Payments set forth in this subsection (a), Borrowers shall make regularly scheduled payments as more fully set forth in the Second Amended Note.

(b) Additional Special Repayment. An additional Special Repayment shall be owed in the circumstances described below.

“Change in Control”. At any time there is a Change of Control (as defined in this paragraph) of a Borrower as a result of or contemporaneously with an exchange or issuance of securities to one or more persons, Borrowers will be required to pay the then remaining principal balance (plus all then accrued but unpaid interest) under the Second Amended Note. For purposes of this Agreement, the term “Change in Control” shall mean a situation (whether occasioned by issuance, sales, or transfers of a Borrower’s securities or by any merger, consolidation, recapitalization, reorganization, or other transaction involving a Borrower) in which: (A) for Magnetech, MISCOR no longer holds record or beneficial ownership of more than fifty percent (50%) of Magnetech’s outstanding capital stock and/or no longer possesses the voting power to elect directly a majority of Magnetech’s board of directors; and (B) for MISCOR, any person, company or organization, not a five percent (5%) or more shareholder as of the date of this Agreement, acquires record beneficial ownership of more than fifty percent (50%) of MISCOR’s outstanding capital stock.

(c) Application and Effect of Special Repayment. Any Special Repayment shall be applied to reduce outstanding principal on the Second Amended Note; provided, however, that if Borrowers are at that time delinquent in any installment payment or other amount then owed under the Second Amended Note, the Special Repayment will be applied first to satisfy the delinquency and the balance, if any, will be applied to reduce outstanding principal. Nothing in this Agreement or in the Second Amended Note will be deemed to prevent or excuse any delinquency in making installment payments under the Second Amended Note, nor will any Special Repayment be deemed any type of prepayment of one or more monthly installment payments under the Second Amended Note. Except as expressly provided above in this subsection (iv), each Special Repayment shall be applied to principal payments in the inverse order of their due date.

Notwithstanding the foregoing, Lender acknowledges that payment of the foregoing Special Repayments shall be subject to the terms of a Subordination Agreement in favor of Wells Fargo.

5. Lender’s Consent for Additional Indebtedness. Neither Borrower shall incur additional indebtedness in excess of the Permitted Indebtedness without the written consent of

Lender given in advance which Lender may grant or withhold in the exercise of its sole discretion. For purposes of this Agreement the term “Permitted Indebtedness” shall mean (a) amounts owed from time to time to Wells Fargo pursuant to its revolving and term loan facility (including any obligations pursuant to letters of credit issued thereunder) in the maximum aggregate amount of $6,000,000, (b) existing notes and capital leases with (i) Centier in the amount of $103,697, (ii) Freeman-Spicer in the amount of $100,671 and (iii) Visalia Equipment Lease in the amount of $868,279, (d) amounts owed to John A. Martell (“Martell”) in the amount of $2,078,841, (e) certain miscellaneous other capital leases in the amount of $18,778 and (f) indebtedness incurred for capital expenditures that do not exceed $100,000 in the aggregate per calendar year and is secured only by the capital asset acquired with the indebtedness.

Notwithstanding anything to the contrary, neither Borrower shall make any scheduled payment or prepayment of principal to Martell on account of loans or other extensions of credit or any other financial accommodations or payment to Martell (other than for reasonable compensation for services provided to a Borrower, including reasonable expenses), excepts as follows:

(A)	$316,666 payment of principal on November __, 2011;

(B)	$120,000 payment of principal on December 29, 2011;

(C)	$250,000 payment of principal, no later than June 30, 2012; and

(D)	Commencing January 1, 2012, monthly payments of principal of $7,500 a month, increasing to $12,500 a month on January 1, 2013.

6. Effective Date. This Agreement shall be effective as of the date all of the following conditions precedent have been met, in the sole discretion of Lender:

(a)

Borrowers shall have provided copies of the executed loan documents among Borrowers and Martell, reflecting (i) the payment schedule set forth in Paragraph 5 above, (ii) a maturity date no earlier than October 31, 2013, (iii) an interest rate of (A) the Prime Rate plus two percent (2%), with a minimum interest rate of seven and one half of one percent (7 1/2%) through February 28, 2013, and (B) the Prime Rate plus two percent (2%), with a minimum interest rate of nine and one half of one percent (9 1/2%) commencing March 1, 2013 and thereafter, and (iv) no prior security interest in Lender’s Collateral.

(b)

Borrowers shall have provided copies of the executed loan documents (including all amendments) among Borrowers and Wells Fargo, reflecting (A) a maximum borrowing amount of $6,000,000, (b) consent to the indebtedness to Lender, and (c) except as otherwise provided in Lender’s Subordination Agreement in favor of Wells Fargo, no prohibition on Lender’s ability to enforce its rights against

Lender’s Collateral or ability to receive, for its sole benefit, proceeds from enforcement against Lender’s Collateral.

(c)	Borrowers shall have provided evidence to Lender that Lender has a second priority lien on Lender’s Collateral consisting of:

(i) All of Magnetech’s machinery, equipment, tools and dies, hand tools, motor vehicles, rolling stock, leasehold improvements, furniture, supplies, office equipment, computers and other data processing hardware, improvements, parts and other tangible personal property used or held for use in the operation of Magnetech (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and

(ii) All of Magnetech’s inventory (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), (“Inventory”), now owned and hereafter acquired, including, but not limited to, all raw materials, work-in-process, parts, finished goods, merchandise, and other personal property held for sale or lease or to be furnished under a contract of service for Magnetech’s own account and all replacements, improvements, substitutions, attachments, accessories, and accessions thereon or thereto;

(iii) All of Magnetech’s receivables (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), (“Receivables”), now existing and hereafter coming into existence, including, but not limited to, accounts, contract rights, chattel paper, notes, drafts, acceptances, and other forms of receivables;

(each as more fully set forth in the Security Agreement).

7. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of Ohio without regard to principles of conflict of laws. Any action or suit commended by any of the parties hereto concerning this Agreement shall be commenced and maintained in a court of competent jurisdiction located in the State of Ohio.

8. Release of Claims. In consideration of this Agreement, each Borrower hereby releases and discharges Lender and its respective shareholders, directors, member, officers, managers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, arising prior to the date hereof out of or in any way related to the extension or administration of the Indebtedness of Borrowers or any security interest related thereto.

9. No Set-Offs. Borrowers hereby declare that to the best of their knowledge, no Borrower has any set offs, counterclaims, defenses or other causes of action against Lender.

10. Counterparts; Facsimile. This Agreement may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Agreement by facsimile or e-mail PDF, and all such facsimiles or e-mail PDF signatures shall have the same force and effect as manual signatures delivered in person.

11. Fees and Expenses. Borrowers hereby agree, jointly and severally, to reimburse Lender for its reasonable out-of-pocket costs, fees and expenses incurred in connection with this Agreement and all exhibits related hereto, including, without limitation, reasonable attorneys’ fees.

12. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that: (a) such Borrower has the legal power and authority to execute and delivery this Agreement; (b) the officials executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents and agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against such Borrower or its properties; and (d) this Agreement constitutes a valid and binding obligation upon such Borrower in every respect.

13. Controlling Effect. The provisions of this Agreement (including those provisions incorporated herein by reference) shall apply to, and control in the event of any conflict with or ambiguity in, any and all of the documents referred to or incorporated by reference in this Agreement.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Agreement in multiple counterparts at the place and effective as of the date set forth at the outset.

MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation

By:
	Name:	Michael P. Moore
	Title:	President & CEO

MISCOR Group, Ltd, an Indiana corporation

By:
	Name:	Michael P. Moore
	Title:	President & CEO

BDeWees, Inc., an Ohio corporation

By:
Bernard L. DeWees, its President

CONSENT OF XGEN III, LTD.

Pursuant to Section 4 of the Intercreditor Agreement (defined above), XGen III, Ltd. hereby gives its advance written consent to the provisions contained in and referred to in the foregoing Agreement.

Executed at _____________________, Ohio, on November __, 2011, by a duly authorized officer of XGen III, Ltd.

XGen III, Ltd., an Ohio limited liability company

By:
Thomas J. Embrescia, its President

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY BDEWEES, INC. AND XGEN III, LTD. IN FAVOR OF WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT OPERATING DIVISION, DATED AS OF NOVEMBER 30, 2011.

SECOND AMENDED AND RESTATED

PROMISSORY NOTE

(SECURED BY PERSONAL PROPERTY)

Date of Note: November 30, 2007

Amendment: December 1, 2010

Principal Amount: $2,000,000.00 Second Amendment: November 30, 2011 (the “Second Amendment Date”)

This Note amends and restates the original promissory note dated November 30, 2007, as amended and restated on December 1, 2010, in the original principal amount of $2,000,000.00 made by Magnetech Industrial Services, Inc., an Indiana corporation, and MISCOR Group, Ltd., an Indiana corporation, both with an address at 800 Nave Road SE, Massillon, Ohio 44646 (collectively “Borrowers”), and delivered to BDeWees, Inc., an Ohio corporation, (“Lender”) with an address at 6424 Selkirk Circle NW, Canton, Ohio 44718.

PROMISE TO PAY. Borrowers, jointly and severally, promise to pay Lender, or order, in lawful money of the United States of America, the principal amount of Two Million Dollars ($2,000,000.00), together with interest on the unpaid principal balance from November 30, 2007, until paid in full.

PAYMENT. Borrowers will pay regular monthly payments of all accrued unpaid interest to date, with the first such payment beginning January 1, 2008, and with all subsequent interest payments to be due on the same day of each successive month thereafter.

(a)	Beginning on January 1, 2012 and through and including December 1, 2012, each monthly payment will consist of a principal payment of $10,000.00, plus all unpaid interest accrued to the date of such installment payment.

(b)	Beginning on January 1, 2013, each monthly payment will consist of a principal payment of $15,000.00, plus all unpaid interest accrued to the date of such installment payment.

(c)	Borrowers’ final payment on this Note, due on August 1, 2013, will be a balloon payment equal to the outstanding principal balance of this Note and all unpaid interest having accrued to date.

Interest accruing on this Note for any given period is computed on the basis of a 360-day year; that is, by dividing the annual interest rate by a year of 360-days, multiplied by the outstanding principal balance, multiplied by the actual number of days within the given period (not to exceed the number of days in which the amount of the outstanding principal balance remained the same). Borrowers will pay Lender at 6424 Selkirk Circle NW, Canton, Ohio 44718 or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. (a) Beginning on the day after the Second Amendment Date through June 30, 2012, the interest rate on this Note shall be the Index Rate plus six percentage points, but shall not be less than ten and one half of one percent (10 1/2%) per annum without compounding, and (b) commencing July 1, 2012 and thereafter, the interest rate on this Note shall be the Index Rate plus nine percentage points, but shall not be less than nineteen percent (19%) per annum without compounding. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

“Index Rate” means the prime rate published by The Wall Street Journal, and if that rate is not available for any reason, then the prime rate announced by Charter One Bank, Cleveland, Ohio (“Bank”) from time to time which is not necessarily the lowest rate charged by Bank on its loans and is set by Bank in its sole discretion. If the Index Rate becomes unavailable during the term of this Note, Lender may designate a substitute index from a comparable financial institution in the Cleveland, Ohio, area after notifying Borrowers.

PREPAYMENT. Borrowers may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers’ obligations to continue to make the monthly payments described above. Rather, early payments will reduce the principal balance due. Borrowers agree not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrowers will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument which indicates that the payment constitutes “payment in full” of the amount owed or which is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: BDeWees, Inc., 6424 Selkirk Circle NW, Canton, Ohio 44718.

LATE CHARGE. If a payment is 7 days or more late, Borrowers will be charged 10.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon an Event of Default, including (a) failure to make any principal payments pursuant to that certain Loan Extension and Modification Agreement, dated November 30, 2011, among Borrowers and Lender (the “Modification Agreement”), and (b) timely payment upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to five (5) percentage points over the then applicable interest rate. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrowers fail to make any payment in full when due under this Note.

Other Defaults. Borrowers fail to comply with or to perform any other term, obligation, covenant or condition contained in this Note or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and one or both Borrowers (including without limitation the Modification Agreement) or on any agreement by and between Lender and 3-D Service, Ltd (“3-D”) or contained in any note made by Borrowers to XGen III, Ltd., an Ohio limited liability company (“XGen”) or in any agreement between XGen and any one or both Borrowers or in any agreement between XGen and 3-D.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured (and no event of default will have occurred) if Borrowers, after receiving written notice from Lender demanding cure of such default cure the default within thirty (30) days.

LENDER’S RIGHTS. Upon an Event of Default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due and payable, and then Borrowers will pay that amount. Lender’s rights are subject to the provisions of an Intercreditor Agreement dated November 30, 2007, by and between Lender and XGen.

SECURITY. This Note is secured in accordance with the provisions of a security agreement between Lender and 3-D dated November 30, 2007, as amended, by 3-D’s successor in interest by merger, Magnetech Industrial Services, Inc. (“Magnetech”), as well as in accordance with the provisions of other security agreements between Lender and Magnetech now or hereafter entered into.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrowers do not pay. Borrowers will pay Lender the costs for collection efforts. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrowers also will pay any court costs, in addition to all other sums provided by law. All of the amounts set forth in this paragraph shall become part of the principal amount due and owing under this Note, and as such shall bear interest hereunder until paid in full. Nevertheless, if Borrowers are prevailing parties in any claim or lawsuit between Borrowers and Lender regarding this Note, then Borrowers shall not owe Lender any fees or expenses and, instead, Lender shall reimburse Borrowers for the attorneys fees and expenses they incur in such action.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Note has been made and entered into in the State of Ohio. Borrowers consent to personal jurisdiction in the courts in the State of Ohio.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrowers, and upon Borrowers’ successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrowers do not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this Note, and when the principal has been paid in full, be refunded to Borrowers. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. No single or partial exercise of any right, power or remedy of Lender shall preclude the exercise of any other right, power or remedy. Borrowers and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. The records of Lender shall constitute presumptive evidence of the amounts owing under this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note or release any party or guarantor collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. Borrowers, and all endorsers of this Note, hereby waive all acts on the part of the Lender or holder of this Note required in fixing Borrowers’ liability hereunder, including, without limitation, presentment, demand, notice of dishonor, protest, and notice of non-payment and protest, and any other notice whatsoever, and further waive any default by reason of extension of time for payment or any other indulgence or forbearance granted to Borrowers or endorser hereof..

Borrowers hereby acknowledge that the proceeds of this Note have been used for business purposes and not for consumer, family or household purposes.

CONFESSION OF JUDGMENT. Each of the Borrowers authorizes any attorney of record to appear for it in any court of record in the State of Ohio, after an obligation becomes due and payable whether by its terms or upon default, waive the issuance and service of process, and release all errors, and confess a judgment against it in favor of the holder of such obligation, for the principal amount of such obligation plus interest thereon, together with court costs and attorneys’ fees. Stay of execution and all exemptions are hereby waived. If any obligation is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, the obligors shall pay to the holder of such obligation its attorneys’ fees.

PRIOR TO SIGNING THIS NOTE, BORROWERS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWERS AGREE TO THE TERMS OF THE NOTE.

BORROWERS ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWERS:

MAGNETECH INDUSTRIAL SERVICES, INC.

By:______________________________________

Its:______________________________________

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THIS AGREEMENT, OR ANY OTHER CAUSE.

MISCOR GROUP, LTD.

By:______________________________________

Its:______________________________________

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THIS AGREEMENT, OR ANY OTHER CAUSE.

LOAN EXTENSION AND MODIFICATION AGREEMENT

THIS AGREEMENT, (“Agreement”) made on November 30, 2011, at Canton, Ohio, by and among Magnetech Industrial Services, Inc. (“Magnetech”), an Indiana corporation, and MISCOR Group, Ltd. (“MISCOR”), an Indiana corporation, both with an address at 800 Nave Road, SE, Massillon, Ohio 44646 (collectively, “Borrowers”, and sometimes individually a “Borrower”) and XGen III, Ltd. (“Lender”), an Ohio limited liability company with an address at 3029 Prospect Avenue, Cleveland, Ohio 44115.

RECITALS:

E. On or about November 30, 2007, Borrowers and Lender closed on a transaction (the “Transaction”) in which, among other things, Borrowers became indebted, jointly and severally, to Lender in the amount of $2,000,000.00, as evidenced by Borrowers’ promissory note dated November 30, 2007, for the principal amount of $2,000,000.00, executed and delivered to Lender and payable to it or its order, which contained additional terms and provisions, which such note was amended and restated on December 1, 2010 (collectively, the “Note”).

F. Borrowers’ indebtedness to Lender as of the date hereof under all of the terms of the Note is $2,000,000.00, plus any interest accrued on the Note since Borrowers’ last payment of interest on the Note. Borrowers are not delinquent on payment of interest.

G. As used in this Agreement, the term “Indebtedness” will mean Borrowers’ indebtedness to Lender under the Second Amended Note (defined herein) – including principal, interest, and all other amounts which Borrowers now and in the future may owe to Lender under the terms of the Second Amended Note – together with any additional amounts Borrowers and either of them may owe now or in the future to Lender pursuant to the terms of any of the other documents the parties executed as a part of or in connection with the said closing of the Transaction or as a part of the Loan Modification (defined below), including this Agreement.

H. Borrowers wish to extend the time for Borrowers to repay the $2,000,000.00 presently owed to Lender in exchange for additional payments of principal, a first priority interest in certain collateral (subject to the prior interests of Wells Fargo Bank, National Association (“Wells Fargo”), and certain other changes (the “Loan Modification”).

AGREEMENT:

THEREFORE, in consideration of the foregoing and of the mutual agreements set forth herein, the parties agree as follows:

14. Incorporation of Recitals. All of the recitals set forth above, including the definitions, are incorporated herein by reference.

15. Second Amendment and Restatement of Note. The Note will be amended and restated as set forth in the form of the Second Amended and Restated Promissory Note, labeled as Exhibit A, attached and incorporated herein by reference (the “Second Amended Note”).

16. Continued Effect of Intercreditor Agreement and Cross-Default. BDeWees, Inc. (“BDeWees”), an Ohio corporation, was also a party to the Transaction in 2007, received its own promissory note from Borrowers, entered into a commercial security agreement to secure said note, and filed a UCC-1 financing statement, just like Lender. In order to memorialize their respective rights and obligations, Lender and BDeWees entered into an Intercreditor Agreement dated November 30, 2007 (the “Intercreditor Agreement”). All provisions of the Intercreditor Agreement shall remain in full force and effect notwithstanding the Loan Modification; provided, however, that references in the Intercreditor Agreement to the XGen Note, the XGen Security Agreement, the BDeWees Note, and the BDeWees Security Agreement will now refer to, respectively, the Second Amended Note, the BeDwees Note as amended in connection with loan modifications identical to those for Lender (BDeWees’s own loan extension and modification agreement with Borrowers, which contains those identical modifications, will sometimes be referred to herein as the “BDeWees Loan Modification”) and the XGen Security Agreement and the BDeWees Security Agreement, respectively, as amended. Any default under any one of the following four documents – the Second Amended Note, the XGen Security Agreement, as amended, the BDeWees Note as amended in connection with the BDeWees Loan Modification, and the BDeWees Security Agreement, as amended – shall also constitute a default under the remaining three of those documents.

17. Special Repayments Expected to Reduce Principal Payments. As a part of the Loan Modifications, Borrowers and Lender further agree that Borrowers shall be required to make certain extra payments of principal to Lender on the Second Amended Note (each a “Special Repayment”) as follows:

(a) Scheduled Special Repayments. Borrowers shall make Special Repayments on the dates and in the amounts set forth below:

(i) November 30, 2011- $316,666;

(ii) December 29, 2011- $300,000; and

(iii) No later than June 30, 2012- $250,000.

In addition to the Special Payments set forth in this subsection (a), Borrowers shall make regularly scheduled payments as more fully set forth in the Second Amended Note.

(b) Additional Special Repayment. An additional Special Repayment shall be owed in the circumstances described below.

“Change in Control”. At any time there is a Change of Control (as defined in this paragraph) of a Borrower as a result of or contemporaneously with an exchange or issuance of securities to one or more persons, Borrowers will be required to pay the then remaining principal balance (plus all then accrued but unpaid interest) under the Second Amended Note. For purposes of this Agreement, the term “Change in Control” shall mean a situation (whether occasioned by issuance, sales, or transfers of a Borrower’s securities or by any merger, consolidation, recapitalization, reorganization, or other transaction involving a Borrower) in which: (A) for Magnetech, MISCOR no longer holds record or beneficial ownership of more than fifty percent (50%) of Magnetech’s outstanding capital stock and/or no longer possesses the voting power to elect directly a majority of Magnetech’s board of directors; and (B) for MISCOR, any person, company or organization, not a five percent (5%) or more shareholder as of the date of this Agreement, acquires record beneficial ownership of more than fifty percent (50%) of MISCOR’s outstanding capital stock.

(ci) Application and Effect of Special Repayment. Any Special Repayment shall be applied to reduce outstanding principal on the Second Amended Note; provided, however, that if Borrowers are at that time delinquent in any installment payment or other amount then owed under the Second Amended Note, the Special Repayment will be applied first to satisfy the delinquency and the balance, if any, will be applied to reduce outstanding principal. Nothing in this Agreement or in the Second Amended Note will be deemed to prevent or excuse any delinquency in making installment payments under the Second Amended Note, nor will any Special Repayment be deemed any type of prepayment of one or more monthly installment payments under the Second Amended Note. Except as expressly provided above in this subsection (iv), each Special Repayment shall be applied to principal payments in the inverse order of their due date.

Notwithstanding the foregoing, Lender acknowledges that payment of the foregoing Special Repayments shall be subject to the terms of a Subordination Agreement in favor of Wells Fargo.

18. Lender’s Consent for Additional Indebtedness. Neither Borrower shall incur additional indebtedness in excess of the Permitted Indebtedness without the written consent of Lender given in advance which Lender may grant or withhold in the exercise of its sole discretion. For purposes of this Agreement the term “Permitted Indebtedness” shall mean (a) amounts owed from time to time to Wells Fargo pursuant to its revolving and term loan facility (including any obligations pursuant to letters of credit issued thereunder) in the maximum aggregate amount of $6,000,000, (b) existing notes and capital leases with (i) Centier in the amount of $103,697, (ii) Freeman-Spicer in the amount of $100,671 and (iii) Visalia Equipment Lease in the amount of $868,279, (d) amounts owed to John A. Martell (“Martell”) in the amount of $2,078,841, (e) certain miscellaneous other capital leases in the amount of $18,778 and (f) indebtedness incurred for capital expenditures that do not exceed $100,000 in the aggregate per calendar year and is secured only by the capital asset acquired with the indebtedness.

Notwithstanding anything to the contrary, neither Borrower shall make any scheduled payment or prepayment of principal to Martell on account of loans or other extensions of credit or any other financial accommodations or payment to Martell (other than for reasonable compensation for services provided to a Borrower, including reasonable expenses), excepts as follows:

(A)	$316,666 payment of principal on November __, 2011;

(B)	$120,000 payment of principal on December 29, 2011;

(C)	$250,000 payment of principal, no later than June 30, 2012; and

(D)	Commencing January 1, 2012, monthly payments of principal of $7,500 a month, increasing to $12,500 a month on January 1, 2013.

19. Effective Date. This Agreement shall be effective as of the date all of the following conditions precedent have been met, in the sole discretion of Lender:

(d)

Borrowers shall have provided copies of the executed loan documents among Borrowers and Martell, reflecting (i) the payment schedule set forth in Paragraph 5 above, (ii) a maturity date no earlier than October 31, 2013, (iii) an interest rate of (A) the Prime Rate plus two percent (2%), with a minimum interest rate of seven and one half of one percent (7 1/2%) through February 28, 2013 and (B) the Prime Rate plus two percent (2%), with a minimum interest rate of nine and one half of one percent (9 1/2%) commencing March 1, 2013 and thereafter, and (iv) no prior security interest in Lender’s Collateral.

(e)	Borrowers shall have provided copies of the executed loan documents (including all amendments) among Borrowers and Wells Fargo, reflecting (A) a maximum borrowing amount of $6,000,000, (b) consent to the indebtedness to Lender, and (c) except as otherwise provided in Lender’s Subordination Agreement in favor of Wells Fargo, no prohibition on Lender’s ability to enforce its rights against Lender’s Collateral or ability to receive, for its sole benefit, proceeds from enforcement against Lender’s Collateral.

(f)	Borrowers shall have provided evidence to Lender that Lender has a second priority lien on Lender’s Collateral consisting of:

(i) All of Magnetech’s machinery, equipment, tools and dies, hand tools, motor vehicles, rolling stock, leasehold improvements, furniture, supplies, office equipment, computers and other data processing hardware, improvements, parts and other tangible personal property used or held for use in the operation of Magnetech (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and

(ii) All of Magnetech’s inventory (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), (“Inventory”), now owned and hereafter acquired, including, but not limited to, all raw materials, work-in-process, parts, finished goods, merchandise, and other personal property held for sale or lease or to be furnished under a contract of service for Magnetech’s own account and all replacements, improvements, substitutions, attachments, accessories, and accessions thereon or thereto;

(iii) All of Magnetech’s receivables (but only that which is located at Magnetech’s Massillon Site or which is used at or in connection with or arises from the operation of or otherwise pertains to Magnetech’s business at its Massillon Site), (“Receivables”), now existing and hereafter coming into existence, including, but not limited to, accounts, contract rights, chattel paper, notes, drafts, acceptances, and other forms of receivables;

(each as more fully set forth in the Security Agreement).

20. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of Ohio without regard to principles of conflict of laws. Any action or suit commended by any of the parties hereto concerning this Agreement shall be commenced and maintained in a court of competent jurisdiction located in the State of Ohio.

21. Release of Claims. In consideration of this Agreement, each Borrower hereby releases and discharges Lender and its respective shareholders, directors, member, officers, managers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, arising prior to the date hereof out of or in any way related to the extension or administration of the Indebtedness of Borrowers or any security interest related thereto.

22. No Set-Offs. Borrowers hereby declare that to the best of their knowledge, no Borrower has any set offs, counterclaims, defenses or other causes of action against Lender.

23. Counterparts; Facsimile. This Agreement may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Agreement by facsimile or e-mail PDF, and all such facsimiles or e-mail PDF signatures shall have the same force and effect as manual signatures delivered in person.

24. Fees and Expenses. Borrowers hereby agree, jointly and severally, to reimburse Lender for its reasonable out-of-pocket costs, fees and expenses incurred in connection with this Agreement and all exhibits related hereto, including, without limitation, reasonable attorneys’ fees.

25. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that: (a) such Borrower has the legal power and authority to execute and delivery this Agreement; (b) the officials executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents and agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against such Borrower or its properties; and (d) this Agreement constitutes a valid and binding obligation upon such Borrower in every respect.

26. Controlling Effect. The provisions of this Agreement (including those provisions incorporated herein by reference) shall apply to, and control in the event of any conflict with or ambiguity in, any and all of the documents referred to or incorporated by reference in this Agreement.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Agreement in multiple counterparts at the place and effective as of the date set forth at the outset.

MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation

By:
	Name:	Michael P. Moore
	Title:	President & CEO

MISCOR Group, Ltd, an Indiana corporation

By:
	Name:	Michael P. Moore
	Title:	President & CEO

XGen III, Ltd., an Ohio limited liability company

By:
Thomas J. Embrescia, its President

CONSENT OF BDEWEES, INC.

Pursuant to Section 4 of the Intercreditor Agreement (defined above), BDeWees, Inc. hereby gives its advance written consent to the provisions contained in and referred to in the foregoing Agreement.

Executed at _____________________, Ohio, on November __, 2011, by a duly authorized officer of BDeWees, Inc.

BDeWees, Inc., an Ohio corporation

By:
Bernard L. DeWees, its President

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY BDEWEES, INC. AND XGEN III, LTD. IN FAVOR OF WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT OPERATING DIVISION, DATED AS OF NOVEMBER 30, 2011.

SECOND AMENDED AND RESTATED

PROMISSORY NOTE

(SECURED BY PERSONAL PROPERTY)

Date of Note: November 30, 2007

Amendment: December 1, 2010

Principal Amount: $2,000,000.00 Second Amendment: November 30, 2011 (the “Second Amendment Date”)

This Note amends and restates the original promissory note dated November 30, 2007, as amended and restated on December 1, 2010, in the original principal amount of $2,000,000.00 made by Magnetech Industrial Services, Inc., an Indiana corporation, and MISCOR Group, Ltd., an Indiana corporation, both with an address at 800 Nave Road SE, Massillon, Ohio 44646 (collectively “Borrowers”), and delivered to XGen III, Ltd., an Ohio limited liability company, (“Lender”) with an address at 3029 Prospect Ave, Cleveland, Ohio 44115.

PROMISE TO PAY. Borrowers, jointly and severally, promise to pay Lender, or order, in lawful money of the United States of America, the principal amount of Two Million Dollars ($2,000,000.00), together with interest on the unpaid principal balance from November 30, 2007, until paid in full.

PAYMENT. Borrowers will pay regular monthly payments of all accrued unpaid interest to date, with the first such payment beginning January 1, 2008, and with all subsequent interest payments to be due on the same day of each successive month thereafter.

(d)	Beginning on January 1, 2012 and through and including December 1, 2012, each monthly payment will consist of a principal payment of $10,000.00, plus all unpaid interest accrued to the date of such installment payment.

(e)	Beginning on January 1, 2013, each monthly payment will consist of a principal payment of $15,000.00, plus all unpaid interest accrued to the date of such installment payment.

(f)	Borrowers’ final payment on this Note, due on August 1, 2013, will be a balloon payment equal to the outstanding principal balance of this Note and all unpaid interest having accrued to date.

Interest accruing on this Note for any given period is computed on the basis of a 360-day year; that is, by dividing the annual interest rate by a year of 360-days, multiplied by the outstanding principal balance, multiplied by the actual number of days within the given period (not to exceed the number of days in which the amount of the outstanding principal balance remained the same). Borrowers will pay Lender at 3029 Prospect Ave, Cleveland, Ohio 44115 or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. (a) Beginning on the day after the Second Amendment Date through June 30, 2012, the interest rate on this Note shall be the Index Rate plus six percentage points, but shall not be less than ten and one half of one percent (10 1/2%) per annum without compounding, and (b) commencing July 1, 2012 and thereafter, the interest rate on this Note shall be the Index Rate plus nine percentage points, but shall not be less than nineteen percent (19%) per annum without compounding. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

“Index Rate” means the prime rate published by The Wall Street Journal, and if that rate is not available for any reason, then the prime rate announced by Charter One Bank, Cleveland, Ohio (“Bank”) from time to time which is not necessarily the lowest rate charged by Bank on its loans and is set by Bank in its sole discretion. If the Index Rate becomes unavailable during the term of this Note, Lender may designate a substitute index from a comparable financial institution in the Cleveland, Ohio, area after notifying Borrowers.

PREPAYMENT. Borrowers may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers’ obligations to continue to make the monthly payments described above. Rather, early payments will reduce the principal balance due. Borrowers agree not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrowers will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument which indicates that the payment constitutes “payment in full” of the amount owed or which is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: XGen III, Ltd., 3029 Prospect Ave, Cleveland, Ohio 44115.

LATE CHARGE. If a payment is 7 days or more late, Borrowers will be charged 10.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon an Event of Default, including (a) failure to make any principal payments pursuant to that certain Loan Extension and Modification Agreement, dated November 30, 2011, among Borrowers and Lender (the “Modification Agreement”), and (b) timely payment upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to five (5) percentage points over the then applicable interest rate. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrowers fail to make any payment in full when due under this Note.

Other Defaults. Borrowers fail to comply with or to perform any other term, obligation, covenant or condition contained in this Note or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and one or both Borrowers (including without limitation the Modification Agreement) or on any agreement by and between Lender and 3-D Service, Ltd (“3-D”) or contained in any note by Borrowers to BDeWees, Inc., an Ohio corporation (“BDeWees”) or in any agreement between BDeWees and any one or both Borrowers or in any agreement between BDeWees and 3-D.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured (and no event of default will have occurred) if Borrowers, after receiving written notice from Lender demanding cure of such default cure the default within thirty (30) days.

LENDER’S RIGHTS. Upon an Event of Default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due and payable, and then Borrowers will pay that amount. Lender’s rights are subject to the provisions of an Intercreditor Agreement dated November 30, 2007, by and between Lender and BDeWees.

SECURITY. This Note is secured in accordance with the provisions of a security agreement between Lender and 3-D dated November 30, 2007, as amended, by 3-D’s successor in interest by merger, Magnetech Industrial Services, Inc. (“Magnetech”), as well as in accordance with the provisions of other security agreements between Lender and Magnetech now or hereafter entered into.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrowers do not pay. Borrowers will pay Lender the costs for collection efforts. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrowers also will pay any court costs, in addition to all other sums provided by law. All of the amounts set forth in this paragraph shall become part of the principal amount due and owing under this Note, and as such shall bear interest hereunder until paid in full. Nevertheless, if Borrowers are prevailing parties in any claim or lawsuit between Borrowers and Lender regarding this Note, then Borrowers shall not owe Lender any fees or expenses and, instead, Lender shall reimburse Borrowers for the attorneys fees and expenses they incur in such action.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Note has been made and entered into in the State of Ohio. Borrowers consent to personal jurisdiction in the courts in the State of Ohio.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrowers, and upon Borrowers’ successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrowers do not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this Note, and when the principal has been paid in full, be refunded to Borrowers. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. No single or partial exercise of any right, power or remedy of Lender shall preclude the exercise of any other right, power or remedy. Borrowers and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. The records of Lender shall constitute presumptive evidence of the amounts owing under this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note or release any party or guarantor collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. Borrowers, and all endorsers of this Note, hereby waive all acts on the part of the Lender or holder of this Note required in fixing Borrowers’ liability hereunder, including, without limitation, presentment, demand, notice of dishonor, protest, and notice of non-payment and protest, and any other notice whatsoever, and further waive any default by reason of extension of time for payment or any other indulgence or forbearance granted to Borrowers or endorser hereof..

Borrowers hereby acknowledge that the proceeds of this Note have been used for business purposes and not for consumer, family or household purposes.

CONFESSION OF JUDGMENT. Each of the Borrowers authorizes any attorney of record to appear for it in any court of record in the State of Ohio, after an obligation becomes due and payable whether by its terms or upon default, waive the issuance and service of process, and release all errors, and confess a judgment against it in favor of the holder of such obligation, for the principal amount of such obligation plus interest thereon, together with court costs and attorneys’ fees. Stay of execution and all exemptions are hereby waived. If any obligation is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, the obligors shall pay to the holder of such obligation its attorneys’ fees.

PRIOR TO SIGNING THIS NOTE, BORROWERS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWERS AGREE TO THE TERMS OF THE NOTE.

BORROWERS ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWERS:

MAGNETECH INDUSTRIAL SERVICES, INC.

By:______________________________________

Its:______________________________________

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THIS AGREEMENT, OR ANY OTHER CAUSE.

MISCOR GROUP, LTD.

By:______________________________________

Its:______________________________________

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THIS AGREEMENT, OR ANY OTHER CAUSE.

Exhibit B-2

to Tenth Amendment to Credit and Security Agreement

Martell Modification Agreements

MUTUAL RELEASE

This Mutual Release (the “Release”) is made by and among MISCOR GROUP, LTD., an Indiana corporation (“MISCOR”), John A. Martell and Bonnie Martell (the “Martells”), Martell Electric, LLC, an Indiana liability company (“Martell Electric”), and Ideal Consolidated, Inc., an Indiana corporation (“Ideal Consolidated”). The Martells, Martell Electric and Ideal Consolidated are called the “Martell Parties.”

Recitals

A. The Martell Parties entered into a February 3, 2010 Purchase Agreement with MISCOR (the “Agreement”). Among other things, the Agreement provided for the sale from MISCOR to the Martells of Ideal Consolidated and Martell Electric.

B. A dispute arose between the Martell Parties and MISCOR concerning certain terms and obligations under the Agreement. The primary disputed issue, from which most of the other disputes flowed, was whether the amount of working capital left by MISCOR in Martell Electric and Ideal Consolidated was too low.

C. The parties to this Agreement desire that all disputes presently existing among them, including, without limitation, all disputes arising out of the Agreement, be settled and that the parties be spared the trouble and expense of litigation. They also mutually desire that all of the terms and conditions of their compromise and settlement be and remain strictly confidential.

D. Simultaneous with the execution of this Release:

(1) MISCOR shall give the Martells the Amended Promissory Note, a copy of which is attached as Exhibit A.

(2) The Martells shall deliver to MISCOR an executed subordination agreement relating to MISCOR’s indebtedness to Wells Fargo Bank and BDeWees, Inc. and XGen III, Ltd. The subordination agreements are attached as Exhibit B (Wells Fargo Bank) and Exhibit C (BDeWees, Inc. and XGen III, Ltd.).

(3) MISCOR shall execute extensions of the leases for the facilities it leases in Hammond, Indiana and Boardman, Ohio, as described in the Letter Agreement.

Agreement

In consideration of the matters set forth in the Recitals, the conditions and terms of this Release, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Release by the Martell Parties. Upon payment of (a) the $316,666 principal payment due under the Amended Promissory Note at MISCOR’S closing of its refinancing with Wells Fargo Bank and, (b) the corrected interest payment due for the period of time in 2010 when the amount of subdebt to the Martells was being determined, the Martell Parties release and discharge MISCOR and its former, present and future subsidiaries, divisions, affiliates, shareholders, agents, officers, directors, employees, successors, assigns, insurers, and any and all other persons or entities acting by, through or under any of them, both individually and in their representative capacities (collectively, the “Martell Releasees”) from any and all obligations, claims, demands, damages, actions, causes of action or liabilities of whatsoever nature, whether known or unknown, disclosed or undisclosed, accrued or contingent, that the Martell Parties now have against any of the Martell Releasees, including, without limitation, any claims arising on or before the date hereof out of the Agreement, but specifically excluding any and all obligations of future payment or performance pursuant to the (e) Amended Promissory Note, (f) any real estate leases, (g) the agreements under which security interests are granted to secure the indebtedness represented by the Amended Promissory Note, (h) the obligation of MISCOR or its subsidiaries to pay John A. Martell for services or reimburse John A. Martell for expenses he incurred in performing services for MISCOR or its subsidiaries; and (i) any instruments or rights relating to the ownership or equity in MISCOR.

2. Release by MISCOR. MISCOR, for itself, its successors and assigns, hereby releases and discharges each of the Martell Parties from any and all obligations, claims, demands, damages, actions, causes of action or liabilities of whatsoever nature, whether known or unknown, disclosed or undisclosed, accrued or contingent, that MISCOR now has or may have against any of the Martell Parties, including, without limitation, any claims arising on or before the date hereof out of the Agreement, but specifically excluding any and all obligations of future payment or performance pursuant to the (a) Amended Promissory Note, and (b) any security agreements which presently secure MISCOR’s obligations to the Martell Parties, Martell Electronic and Ideal Consolidated, and (c) any leases between the Martell Parties and MISCOR.

3. Confidentiality. The parties agree to keep completely confidential and not disclose the terms and conditions of this Release except to the extent required by law.

4. No Admission. The parties acknowledge that this Release constitutes a compromise and settlement of disputed claims, that the parties deny and continue denying liability for any and all claims, and that this Release and the actions taken pursuant to this Release do not constitute any acknowledgment or admission on the part of any party of any liability or a precedent upon which any liability may be asserted.

5. Binding On Successors and Assigns. The terms and conditions of this Release shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

6. Governing Law. This Release and the parties’ obligations hereunder shall be construed under and governed by the internal laws of Indiana, without regard to principles of choice of law.

7. Entire Agreement. This Release, the Amended Promissory Note, the documents and instruments providing security for the Amended Promissory Note, and the related subordination agreements given by the Martells to Wells Fargo and BDeWees, Inc. and XGen III, Ltd. (“Subordination Agreements”) contain the entire agreement of the parties with respect to the settlement of the disputed claims and all other claims the parties have or could have asserted as of the date of execution of this Release. In executing this Release, no party has relied on representations or promises of any other party other than the representations and promises contained in this Release, the Letter Agreement, the Amended Promissory Note, the Subordination Agreements, and the lease extensions.

8. Captions. The captions in this Release are for convenience only, are not integral parts of this Release, and are not to be construed in the interpretation of any part of this Release.

9. Negotiated Release; Construction. This Release is the result of negotiations among the parties, and no party shall be deemed to be the drafter of this Release. The language and all parts of this Release shall in all cases be construed as a whole, according to their fair meanings, and not strictly for or against any party.

10. Advice of Counsel. Each party to this Release has been represented by legal counsel of his or its own choice in the negotiation of the compromise and settlement provided for in this Release, and each party has freely decided to enter into this Release after receiving advice from its own legal counsel about the legal effect of this Release.

IN WITNESS WHEREOF, the parties have executed this Release on the dates provided below.

MISCOR GROUP, INC.

Date: November __, 2011

By:
Printed:	Michael P. Moore
Title:	President

MARTELL ELECTRIC, LLC

Date: November __, 2011

By:
Printed:	John A. Martell
Title:	President

IDEAL CONSOLIDATED, INC.

By:
Printed:	John A. Martell
Title:	President

Date: November __, 2011

John A. Martell

Bonnie Martell

AMENDED PROMISSORY NOTE

(SECURED)

$1,680,094.60

November __, 2011

South Bend, Indiana

THIS INSTRUMENT REPLACES A $425,149 FEBRUARY 3, 2010 SECURED PROMISSORY NOTE.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF AN AMENDED AND RESTATED SUBORDINATION AGREEMENT BY JOHN A. MARTELL IN FAVOR OF WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT OPERATING DIVISION, DATED AS OF NOVEMBER ___, 2011.

FOR VALUE RECEIVED, the undersigned, MISCOR GROUP, LTD., an Indiana corporation (the “Borrower”), hereby promises to pay to the order of JOHN A. MARTELL, a resident of Michigan (the “Lender”), at his residence of 61249 Howell Drive, Cassopolis, Michigan 49031 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of One Million, Six Hundred Eighty Thousand, Ninety-Four and 60/100 Dollars ($1,680,094.60), or such lesser principal sum as may then be owed by the Borrower to the Lender under this Amended Promissory Note (Secured) (the “Note”), and any remaining accrued interest (as set forth below), on or before the earlier of the following dates:

The entire unpaid principal of the Note, and any unpaid and accrued interest thereon, shall be due in full on October 31, 2013 (the “Stated Maturity Date”).

THE UNPAID INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE STATED MATURITY DATE, TOGETHER WITH ANY REMAINING ACCRUED INTEREST THEREON (AS SET FORTH BELOW).

This Note shall bear interest as follows:

(a)	From today through February 28, 2013, interest on the unpaid principal amount shall be the greater of 7.5% or 2% plus Prime (as defined below);

(b)	From March 1, 2013 until the Stated Maturity Date, interest on the unpaid principal amount shall be the greater of 9.5% or 2% plus Prime;

(c)	The rate of interest on the unpaid principal balance, for any of the time periods set forth in subparagraphs (a) and (b) above, shall be fixed at the beginning date of each time period.

(d)

As used in this Note, “Prime” shall mean the prime rate of interest published in the “Money Rates” section of The Wall Street Journal. In the event The Wall Street Journal ceases to be published on a current basis or ceases to include publication of the “Prime Rate,” then the Lender or his assignee will select an alternative measure of the cost of money which, in the

Lender’s judgment, is reasonably equivalent to the “Prime Rate” as previously published in The Wall Street Journal, which alternative cost of money shall be “Prime.”

The first special payment of principal shall be made on the date upon which the Borrower refinances its primary financing facilities with Well Fargo Bank National Association. The first special payment of principal shall be in the amount of Three Hundred Sixteen Thousand Six Hundred Sixty-six Dollars ($316, 666.00).

The second special payment of principal, in the amount of One Hundred, Twenty Thousand Dollars ($120,000.00) shall be made on or before December 29, 2011.

The third special payment of principal, in the amount of Two Hundred, Fifty Thousand Dollars ($250,000), shall be made on or before June 30, 2012.

Regular installment payments on the principal sum shall begin January 1, 2012, and shall be made on the first day of each consecutive month thereafter in amounts of not less than Seven Thousand Five Hundred Dollars ($7,500). Effective January 1, 2013, and on the first day of each consecutive calendar month until the Stated Maturity Date, installment payments on the principal sum shall be not less than Twelve Thousand Five Hundred Dollars ($12,500), with the final payment of the entire unpaid principal, and all unpaid accrued interest thereon, due on the Stated Maturity Date. All payments of principal shall be accompanied by a payment of all then-accrued but unpaid interest, including unpaid interest which may have accrued prior to the date of this Note. Payments of both principal and interest hereunder are to be made in immediately available funds.

At any time there is a Change in Control (as defined in this paragraph) of Borrower as a result of or contemporaneously with an exchange or issuance of securities to one or more persons, Borrower will be required to pay the then-remaining principal balance (plus all then accrued but unpaid interest) under this Note. For purposes of this Agreement, the term “Change in Control” shall mean a situation (whether occasioned by issuance, sales, or transfers of a Borrower’s securities or by any merger, consolidation, recapitalization, reorganization, or other transaction involving a Borrower) in which any person, company or organization, not a five percent (5%) or more shareholder as of the date of this Agreement, acquires record beneficial ownership of more than fifty percent (50%) of MISCOR’s outstanding capital stock.

If Wells Fargo Bank, National Association lawfully prevents the Borrower from making payments of principal, then Borrower shall, nonetheless, make payments of any then-accrued but unpaid interest which would otherwise be payable on the principal payment date.

If the Borrower fails, refuses, or is prevented from paying any principal, interest, charges, costs, expenses and/or fees in accordance with the terms of this Note (“Event of Default”), then Lender shall be entitled, at his sole option, to accelerate the then outstanding indebtedness hereunder and to take all other action permissible by law. Upon an Event of Default, the Lender at his option may, if permitted under applicable law, increase the rate of interest on this Note to Five (5) percentage points (“Default Rate of Interest”) over the then applicable interest rate. The Default Rate of Interest will not exceed the maximum rate permitted by applicable law.

The remedies of the Lender as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Borrower, and/or against any collateral or guarantor, at the sole discretion of the Lender.

The Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lender; and the Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Borrower or affecting the Borrower’s liability hereunder.

It is the intent of the Lender and the Borrower that the rate of interest and all other charges to the Borrower be lawful. If for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Note would exceed the limit which the Lender may lawfully charge the Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit.

The Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the Lender (and then only to the extent specifically set forth therein). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Note.

This Note shall not be amended, supplemented or modified except pursuant to a writing signed by both the Lender and the Borrower.

If at any time or times, the Lender: (a) employs counsel in good faith for advice or other representation (i) with respect to this Note or any collateral securing this Note, (ii) to represent Lender in any restructuring, workout, litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute or proceeding (whether instituted by the Lender, the Borrower or any other person or entity) in any way or respect relating to this Note or any collateral securing this Note, or (iii) to enforce any rights of the Lender against the Borrower; (b) takes any action to protect, collect, sell, liquidate or otherwise dispose of any collateral securing this Note; and/or (c) attempts to or enforces any of the Lender’s rights and remedies against the Borrower; then the costs and expenses incurred by the Lender shall be part of the indebtedness evidenced by this Note, payable by the Borrower to the Lender on demand. Without limiting the generality of the foregoing, such expenses and costs include any and all court costs, reasonable attorneys’ fees and expenses, and accountants’ fees and expenses.

Payment of this Note is secured pursuant to that certain Security Agreement dated as of February 10, 2010 (the “Security Agreement”), and other related documents dealing with the grant of security for the indebtedness represented by this Note.

This Note may be prepaid in advance of the installments above or the stated Maturity Date, without penalty and at the election of Borrower at any time.

This Note shall inure to the benefit of the Lender and its successors and assigns and shall be binding upon the Borrower and its successors and permitted assigns. As used herein the term “Lender” shall mean and include the successors and assigns of the identified payee and the holder or holders of this Note from time to time.

THIS NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF INDIANA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS NOTE OR ANY COLLATERAL SECURING THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR THE SECURITY AGREEMENT, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR THE SECURITY AGREEMENT. THE LENDER AND THE BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its authorized officer as of the date first above written.

MISCOR GROUP, LTD

By:
Michael P. Moore, President and Chief Executive Officer